UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 12, 2025

Date of Report (date of earliest event reported)

Bio Green Med Solution, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 10, Tower 11, Avenue 5, No. 8

Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

(Address of principal executive offices) (Zip code)

(908) 517-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BGMS	The Nasdaq Capital Market
Preferred Stock, $0.001 par value	BGMSP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 12, 2025, Bio Green Med Solution, Inc. (f.k.a. Cyclacel Pharmaceuticals, Inc.), a Delaware corporation (the “Company”), completed the acquisition of FITTERS Sdn. Bhd. (“Fitters”), a Malaysia private limited company and wholly-owned subsidiary of FITTERS Diversified Berhad, a Malaysian publicly listed company (“Fitters Parent”), pursuant to a share exchange agreement dated May 6, 2025, as amended (the “Exchange Agreement”) among the Company, Fitters and Fitters Parent. Under the terms of the Exchange Agreement, the parties effected a voluntary share exchange transaction (the “Transaction”) whereby Fitters Parent exchanged all of its ownership interest in Fitters representing 100% of all of the issued and outstanding capital shares of Fitters, for 699,158 shares of common stock, par value $0.001, of the Company. Following the closing of the Transaction, Fitters became a wholly-owned subsidiary of the Company and Datuk Dr. Doris Wong Sing Ee, our Chief Executive Officer and Executive Director was appointed as a director of Fitters and all of its subsidiaries.

Fitters specializes in the supply and trading of protective and fire safety equipment. It is headquartered in Kuala Lumpur, Malaysia, and provides a wide range of fire safety products, including fire extinguishers, foam system, fire-resistant doors, personal protective equipment, and fire safety apparel. Fitters’ mission is to deliver high-quality, certified safety solutions that enhance protection across commercial, industrial, healthcare, and residential sectors. Its focus on trading and distribution positions it as a key player in Malaysia’s fire safety market, with a reputation for reliability and compliance with stringent regulatory standards. Over the past four decades, Fitters has expanded its product portfolio to include advanced fire-fighting equipment, foam system, personal protective equipment, and safety apparel, establishing a strong presence in the industry.

The material provisions of the Exchange Agreement are described in the Company’s definitive proxy statement/prospectus filed on Form S-4 with the U.S. Securities and Exchange Commission and declared effective on July 25, 2025 (the “Proxy Statement/Prospectus”) in the section entitled “The Exchange Agreement” beginning on page 94 and are incorporated herein by reference.

All of the proposals included in the Proxy Statement/Prospectus were approved by the Company’s stockholders at a special meeting of stockholders held on September 4, 2025 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved, among other matters, amendments to the amended and restated certificate of incorporation of the Company to change the corporate name of the Company to “Bio Green Med Solution, Inc.,” permit actions by stockholders by written consent and ratify all prior action by stockholder written consent, and opt out of the business combination provisions of Section 203 of the DGCL. To effect the amendments, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Amendment”), effective September 12, 2025.

The Company’s Common Stock and 6% convertible preferred stock, par value $0.001 (the “Preferred Stock”), commenced trading at the open of trading on September 12, 2025, under a new symbol “BGMS” and “BGMSP,” respectively. The CUSIP number and par value per share of the Company’s Common Stock and Preferred Stock will remain unchanged.

The Company is now a diversified company engaged in both the fire protection and biopharmaceutical industries. Building on its legacy in pharmaceutical research and development, the Company has expanded its business portfolio through the integration of Fitters. The Company will remain headquartered in Malaysia, and is focused on advancing opportunities across these distinct sectors while maintaining its commitment to driving long-term value creation for its stockholders.

The foregoing description of the Exchange Agreement and Certificate of Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Exchange Agreement, as amended, copies of which are attached hereto as Exhibits 2.1 and 2.2, and the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1, and all of which are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Amended and Restated Certificate of Incorporation

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On September 12, 2025, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in Item 7.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of the Business Acquired

The unaudited financial statements of Fitters for the three months ended June 30, 2025 and 2024 and the related notes thereto are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Fitters as of June 30, 2025, and for the three months ended June 30, 2025, and for the year ended December 31, 2024, and the related notes thereto are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit

2.1	Exchange Agreement dated May 6, 2025 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on May 6, 2025)
2.2	Amendment No. 1 to Exchange Agreement dated July 7, 2025 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on July 7, 2025)
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
10.1#	Trademark License Agreement dated September 12, 2025 between FITTERS Diversified Berhad and FITTERS Sdn. Bhd.
99.1	Press Release dated September 12, 2025
99.2	Unaudited Financial Statements of Fitters for the three months ended June 30, 2025 and 2024.
99.3	Unaudited Pro Forma Financial Statements of the Company and Fitters as of June 30, 2025, and for the three months ended June 30, 2025, and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item (601)(b)(10).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 12, 2025	Bio Green Med Solution, Inc.

	By:	/s/ Datuk Dr. Doris Wong Sing Ee
	Name:	Datuk Dr. Doris Wong Sing Ee
	Title:	Chief Executive Officer and Executive Director

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